UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 18, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


                   1-10315                          63-0860407
                   -------                          ----------
          (Commission File Number)        (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On November 23, 2004, HEALTHSOUTH Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing the election of Ms. Yvonne M. Curl, 49, to the Board of Directors and the Special Committee of the Board of Directors of the Company, effective November 18, 2004.

         Ms. Curl was the Vice President and Chief Marketing Officer of Avaya, Inc. from October 2000 through April 2004. In that capacity, she was responsible for the strategic and operational management of Avaya's global marketing organization. Before joining Avaya, Ms. Curl was employed for nearly 25 years by Xerox Corporation holding positions in sales, marketing and field operations. Her Xerox tenure culminated with her appointment as Corporate Vice President, Senior Vice President and General Manager, Public Sector, Worldwide in January 1999. In that capacity, she was responsible for developing strategic and tactical market plans for the provision of document solutions and services to the public sector worldwide. Ms. Curl is a also a Director of Nationwide Mutual Insurance Company and Charming Shoppes, Inc.

         Since January 1, 2003, there have been no transactions or proposed transactions to which the Company or any of its subsidiaries was or is to be a party in which Ms. Curl had or is to have a direct or indirect material interest.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEALTHSOUTH CORPORATION


                                     By: /s/ Gregory L. Doody
                                         ----------------------------
                                        Name:  Gregory L. Doody
                                        Title: Executive Vice President,
                                               General Counsel and Secretary


Dated: November 23, 2004


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                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99                Press Release of HEALTHSOUTH Corporation dated as of
                  November 23, 2004.